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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 15, 1996, included or incorporated by reference in Abbott Laboratories' Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.


                                             Arthur Andersen LLP

Chicago, Illinois
June 14, 1996